EXHIBIT 10.2

Execution Version

SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT
Dated as of November 14, 2022

among

REGIONS BANK,
as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders,

REGIONS BANK,
as Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent,
and
each other Additional Second Lien Representative and other Additional Second Lien Collateral Agent from time to time party hereto
and
SUMMIT MIDSTREAM HOLDINGS, LLC,
as an Issuer,
SUMMIT MIDSTREAM FINANCE CORP.,
as an Issuer
and the other
Grantors referred to herein

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SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT
SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of November 14, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) REGIONS BANK, in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
The parties hereto agree as follows:
ARTICLE I

DEFINITIONS
SECTION 1.01.    Certain Defined Terms
. As used in this Agreement, the following terms have the meanings specified below or, if defined in the UCC, the meanings specified therein:
“2021 Indenture” means (i) the Initial 2021 Indenture and (ii) each Replacement 2021 Indenture.
“2021 Indenture Claimholders” means (i) the Initial 2021 Indenture Claimholders and (ii) the Replacement 2021 Indenture Claimholders under any Replacement 2021 Indenture.
“2021 Indenture Collateral Agent” means (i) the Initial Second Lien Collateral Agent and (ii) the Replacement Second Lien Collateral Agent under any Replacement 2021 Indenture.
“2021 Indenture Collateral Documents” means (i) the Initial 2021 Indenture Collateral Documents and (ii) the Replacement 2021 Indenture Collateral Documents.
“2021 Indenture Documents” means (i) the Initial 2021 Indenture Documents and (ii) the Replacement 2021 Indenture Documents.
“2021 Indenture Obligations” means (i) the Initial 2021 Indenture Obligations and (ii) the Replacement 2021 Indenture Obligations.
“2021 Indenture Representative” means (i) the Initial Second Lien Representative and (ii) the Replacement Second Lien Representative under any Replacement 2021 Indenture.
“Additional Initial Second Lien Collateral Agent” means Regions Bank, in its capacity as an Additional Second Lien Collateral Agent.
“Additional Initial Second Lien Representative” means Region Bank, in its capacity as an Additional Second Lien Representative.
“Additional Second Lien Collateral Agent” means, with respect to each Series of Other Second Lien Obligations and each Replacement 2021 Indenture, in each case, that becomes subject to the terms of this Agreement after the date thereof, the Person serving as the collateral agent or in a similar capacity for such Series of Other Second Lien Obligations or Replacement 2021 Indenture and named as such in the applicable joinder agreement, together with its successors from time to time in such capacity. If an Additional Second Lien Collateral Agent is the Second Lien Collateral Agent under a Replacement 2021 Indenture, it shall also be a Replacement Second Lien Collateral Agent and the 2021 Indenture Collateral Agent.
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“Additional Second Lien Representative” means, with respect to each Series of Other Second Lien Obligations and each Replacement 2021 Indenture, in each case, that becomes subject to the terms of this Agreement after the date thereof, the Person serving as administrative agent, trustee or in a similar capacity for such Series of Other Second Lien Obligations or Replacement 2021 Indenture and named as such in the applicable joinder agreement, together with its successors from time to time in such capacity. If an Additional Second Lien Representative is the Second Lien Representative under a Replacement 2021 Indenture, it shall also be a Replacement Second Lien Representative and the 2021 Indenture Representative.
“Affiliate” means, with respect to any specified Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common control with such specified Person. The term “Affiliated” has the correlative meaning.
“Agreement” has the meaning assigned to such term in the preamble hereto.
“Amend” means, in respect of any agreement, to amend, restate, amend and restate, supplement, waive or otherwise modify such agreement, in whole or in part, from time to time. The terms “Amended” and “Amendment” shall have correlative meanings.
“Applicable Collateral Agent” means (i) until the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the 2021 Indenture Collateral Agent and (ii) from and after the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the Second Lien Collateral Agent for the Series of Second Lien Obligations represented by the Major Non-Controlling Representative.
“Applicable Representative” means (i) until the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the 2021 Indenture Representative and (ii) from and after the earlier of (x) the Discharge of 2021 Indenture and (y) the Non-Controlling Representative Enforcement Date, the Major Non-Controlling Representative.
“Authorized Officer” means, with respect to any Person, the chief executive officer, president, executive vice president, chief or principal financial officer or controller of such Person.
“Bankruptcy Case” has the meaning assigned to such term in Section 5.01(b).
“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.
“Bankruptcy Law” means Title 11 of the Bankruptcy Code, as amended, or any other United States federal or state bankruptcy, insolvency or similar law, fraudulent transfer or conveyance statute and any related case law.
“Board of Directors” means (a) with respect to Finance Corp., its board of directors, (b) with respect to the Company or the Parent, the Board of Directors of the General Partner or any authorized committee thereof; and (c) with respect to any other Person, the board or committee of such Person serving a similar function.
“Business Day” means each day that is not a Saturday, Sunday or other day on which banking institutions in The Woodlands, Texas or in New York, New York or another place of payment are authorized or required by law to close.
“Capital Stock” means (a) in the case of a corporation, corporate stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock, (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person (excluding debt securities convertible into or exchangeable for Capital Stock).
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“Class”, when used in reference to (a) any Second Lien Obligations, refers to whether such Second Lien Obligations are the 2021 Indenture Obligations or each Series of Other Second Lien Obligations, (b) any Second Lien Collateral Agent, refers to whether such Second Lien Collateral Agent is the 2021 Indenture Collateral Agent or in the case of the Other Second Lien Obligations, the Additional Second Lien Representative for such Series of Other Second Lien Obligations, (c) any Second Lien Claimholders, refers to whether such Second Lien Claimholders are the holders of the Initial 2021 Indenture Obligations or the holders of the Other Second Lien Obligations of any Series, (d) any Second Lien Documents, refers to whether such Second Lien Documents are the 2021 Indenture Documents or the Other Second Lien Documents with respect to Other Second Lien Obligations of any Series, and (e) any Second Lien Collateral Documents, refers to whether such Second Lien Collateral Documents are part of the 2021 Indenture Collateral Documents or the Other Second Lien Collateral Documents with respect to Other Second Lien Obligations of any Series.
“Collateral” means all assets and properties subject to, or purported to be subject to, Liens created pursuant to any Second Lien Collateral Document to secure one or more Series of Second Lien Obligations and shall include any property or assets subject to replacement Liens or adequate protection Liens in favor of any Second Lien Claimholder.
“Commission” or “SEC” means the Securities and Exchange Commission.
“Commodity Account” has the meaning given to such term in the UCC.
“Company” has the meaning assigned to such term in the preamble hereto.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. For purposes of this definition, the terms “controlling,” “controlled by” and “under common control with” have correlative meanings.
“Controlling Claimholders” means (i) at any time when the 2021 Indenture Collateral Agent is the Applicable Collateral Agent, the 2021 Indenture Claimholders and (ii) at any other time, the Series of Second Lien Claimholders whose Second Lien Collateral Agent is the Applicable Collateral Agent.
“Deposit Accounts” has the meaning given to such term in the UCC.
“Designation” means a designation of Additional Second Lien Indebtedness (as defined in the 2021 Indenture) and, if applicable, the designation of a Replacement 2021 Indenture, in each case, in substantially the form of Exhibit III.
“DIP Financing” has the meaning assigned to such term in Section 5.01(b).
“DIP Financing Liens” has the meaning assigned to such term in Section 5.01(b).
“DIP Lenders” has the meaning assigned to such term in Section 5.01(b).
“Discharge” means, with respect to any Series of Second Lien Obligations, that such Series of Second Lien Obligations is no longer secured by, and no longer required to be secured by, any Shared Collateral pursuant to the terms of the applicable Second Lien Documents for such Series of Second Lien Obligations. The term “Discharged” shall have a corresponding meaning.
“Equity Release Proceeds” has the meaning assigned to such term in Section 3.04.
“Event of Default” means an Event of Default (or similarly defined term) as defined in any Second Lien Document.
“Finance Corp.” has the meaning assigned to such term in the preamble hereto.
“General Partner” means Summit Midstream GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Parent or as the business entity with the ultimate authority to manage the business and operations of the Parent.
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“Grantor” means Parent, the Company and each Subsidiary of Parent which has granted a security interest pursuant to any Second Lien Collateral Document to secure any Series of Second Lien Obligations.
“Grantor Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit II.
“Impairment” has the meaning assigned to such term in Section 2.02.
“Initial 2021 Indenture” means the Indenture dated as of November 2, 2021 (as amended, restated, amended and restated, supplemented, or otherwise modified from time to time) by and among the Issuers, the Parent, the Subsidiary Guarantors (as defined therein) from time to time party thereto, the Initial Second Lien Representative and the Initial Second Lien Collateral Agent.
“Initial 2021 Indenture Claimholders” means the holders of any Initial 2021 Indenture Obligations, including the “Secured Parties” as defined in the Initial 2021 Indenture or in the Initial 2021 Indenture Collateral Documents and the Initial Second Lien Representative and Initial Second Lien Collateral Agent.
“Initial 2021 Indenture Collateral Documents” means the “Security Documents” (as defined in the Initial 2021 Indenture) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Initial 2021 Indenture Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Initial 2021 Indenture Documents” means the Initial 2021 Indenture, each Initial 2021 Indenture Collateral Document and the other Note Documents (as defined in the Initial 2021 Indenture), and each of the other agreements, documents and instruments providing for or evidencing any other Initial 2021 Indenture Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Initial 2021 Indenture Obligations” means (a) all amounts owing to any Initial 2021 Indenture Claimholders pursuant to the terms of any Initial 2021 Indenture Document, including all amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding; and (b) to the extent any payment with respect to any Initial 2021 Indenture Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Other Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Initial 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Initial 2021 Indenture Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Initial 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Initial 2021 Indenture Obligations”. Initial 2021 Indenture Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
“Initial Second Lien Collateral Agent” means Regions Bank, as collateral agent under the 2021 Indenture (in such capacity and together with its successors from time to time in such capacity).
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“Initial Second Lien Representative” means Regions Bank, as trustee under the 2021 Indenture (in such capacity and together with its successors from time to time in such capacity).
“Insolvency or Liquidation Proceeding” means any case or proceeding, application, meeting convened, resolution passed, proposal, corporate action or any other proceeding commenced by or against a Person under any state, provincial, territorial, federal or foreign law for, or any agreement of such Person to, (i) the entry of an order for relief under the Bankruptcy Code, or any other steps being taken under any other insolvency, debtor relief, bankruptcy, receivership, debt adjustment law or other similar law (whether state, provincial, territorial, federal or foreign); (ii) the appointment of a custodian for such Person or any part of its property; (iii) an assignment or trust mortgage for the benefit of creditors; (iv) the winding-up or strike off of such Person; (v) the proposal or implementation of a scheme or plan of arrangement or composition; and/or (vi) a suspension of payment, moratorium of any debts, official assignment, composition or arrangement with a Person’s creditors.
“Intervening Creditor” has the meaning assigned to such term in Section 2.02.
“Intervening Lien” has the meaning assigned to such term in Section 2.02.
“Issuers” has the meaning assigned to such term in the preamble hereto.
“Lien” means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction other than a precautionary financing statement respecting a lease not intended as a security agreement.
“Major Non-Controlling Representative” means the Second Lien Representative of the Series of Second Lien Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of Other Second Lien Obligations (provided, however, that if there are two outstanding Series of Other Second Lien Obligations which have an equal outstanding principal amount, the Series of Other Second Lien Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition). For purposes of this definition, “principal amount” shall be deemed to include the face amount of any outstanding letter of credit issued under the particular Series.
“Non-Controlling Claimholder” means the Second Lien Claimholders which are not Controlling Claimholders.
“Non-Controlling Collateral Agent” means, at any time, each Second Lien Collateral Agent that is not the Applicable Collateral Agent at such time.
“Non-Controlling Representative” means, at any time, each Second Lien Representative that is not the Applicable Representative at such time.
“Non-Controlling Representative Enforcement Date” means, with respect to any Non-Controlling Representative, the date which is 180 days (throughout which 180 day period such Non-Controlling Representative was the Major Non-Controlling Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Second Lien Documents under which such Non-Controlling Representative is the Second Lien Representative) and (ii) each Second Lien Collateral Agent’s and each other Second Lien Representative’s receipt of written notice from such Non-Controlling Representative certifying that (x) such Non-Controlling Representative is the Major Non-Controlling Representative and that an Event of Default (under and as defined in the Second Lien Documents under which such Non-Controlling Representative is the Second Lien Representative) has occurred and is continuing and (y) the Second Lien Obligations of the Series with respect to which such Non-Controlling Representative is the Second Lien Representative are currently due and payable in full (whether
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as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Other Second Lien Document; provided that the Non-Controlling Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred (1) at any time the Applicable Collateral Agent acting on the instructions of the Applicable Representative has commenced and is diligently pursuing any enforcement action with respect to Shared Collateral, (2) at any time that a Grantor that has granted a security interest in Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding or (3) if such Non-Controlling Representative subsequently rescinds or withdraws the written notice provided for in clause (ii).
“Other Second Lien Agreement” means any indenture, notes, credit agreement or other agreement, document (including any document governing reimbursement obligations in respect of letters of credit issued pursuant to any Other Second Lien Agreement) or instrument, pursuant to which any Grantor has or will incur Other Second Lien Obligations; provided that, in each case, the indebtedness thereunder has been designated as Other Second Lien Obligations pursuant to and in accordance the terms of this Agreement. For avoidance of doubt, neither the Initial 2021 Indenture nor any Replacement 2021 Indenture shall constitute an Other Second Lien Agreement.
“Other Second Lien Claimholder” means the holders of any Other Second Lien Obligations and any Second Lien Representative and Second Lien Collateral Agent with respect thereto.
“Other Second Lien Collateral Documents” means the “Security Documents” or “Collateral Documents” or similar term (in each case as defined in the applicable Other Second Lien Agreement) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Other Second Lien Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Other Second Lien Document” means, with respect to any Series of Other Second Lien Obligations, the Other Second Lien Agreements, and the Other Second Lien Collateral Documents applicable thereto and each other agreement, document and instrument providing for or evidencing any other Second Lien Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time; provided that, in each case, the indebtedness thereunder has been designated as Other Second Lien Obligations pursuant to and in accordance with this Agreement.
“Other Second Lien Obligations” means all amounts owing to any Other Second Lien Claimholder pursuant to the terms of any Other Second Lien Document, including all amounts in respect of any principal, interest (including any Post-Petition Interest), premium (if any), penalties, fees, expenses (including fees, expenses and disbursements of agents, professional advisors and legal counsel), indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding. Other Second Lien Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor. For avoidance of doubt, neither the Initial 2021 Indenture Obligations nor any Replacement 2021 Indenture Obligations shall constitute Other Second Lien Obligations.
“Parent” means Summit Midstream Partners, LP, a Delaware limited partnership.
“Person” means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company or government or other entity.
“Possessory Collateral” means any Shared Collateral in the possession of any Second Lien Collateral Agent (or its agents or bailees), to the extent that possession thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction or otherwise. Possessory Collateral includes any Certificated Securities, Promissory Notes, Instruments, and Tangible
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Chattel Paper (each as defined in the UCC), in each case, delivered to or in the possession of any Second Lien Collateral Agent under the terms of the Second Lien Collateral Documents.
“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the 2021 Indenture Documents or Other Second Lien Documents, as applicable, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.
“Proceeds” means all proceeds of any sale, collection or other liquidation of any Collateral comprising either Shared Collateral or Equity Release Proceeds and all proceeds of any such distribution and any proceeds of any insurance covering the Shared Collateral received by the Applicable Collateral Agent and not returned to any Grantor under any Second Lien Document.
“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness in exchange or replacement for, such indebtedness in whole or in part and regardless of whether the principal amount of such Refinancing indebtedness is the same, greater than or less than the principal amount of the Refinanced indebtedness. “Refinanced” and “Refinancing” shall have correlative meanings.
“Registered Equivalent Notes” means, with respect to any notes originally issued in a Rule 144A or other private placement transaction under the Securities Act, substantially identical notes (having the same guarantees and substantially the same collateral) issued in a dollar-for-dollar exchange therefor pursuant to an exchange offer registered with the SEC.
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, trustees, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Related Second Lien Claimholders” means, with respect to the Second Lien Collateral Agent or Second Lien Representative, as context requires, of any Class, the Second Lien Claimholders of such Class.
“Related Second Lien Documents” means, with respect to the Second Lien Collateral Agent or Second Lien Representative, as context requires, or Second Lien Claimholders of any Class, the Second Lien Documents of such Class.
“Replacement 2021 Indenture” means any loan agreement, indenture or other agreement that (i) Refinances the 2021 Indenture in accordance with this Agreement so long as, after giving effect to such Refinancing, the agreement that was the 2021 Indenture immediately prior to such Refinancing is no longer secured, and no longer required to be secured, by any of the Collateral and (ii) becomes the 2021 Indenture hereunder by designation as such pursuant to this Agreement.
“Replacement 2021 Indenture Claimholders” means the holders of any Replacement 2021 Indenture Obligations, including the “Second Lien Claimholders” as defined in the Replacement 2021 Indenture or in the Replacement 2021 Indenture Collateral Documents and the Replacement Second Lien Representative and Replacement Second Lien Collateral Agent.
“Replacement 2021 Indenture Collateral Documents” means the “Security Documents” or “Collateral Documents” or similar term (as defined in the Replacement 2021 Indenture) and any other agreement, document or instrument entered into for the purpose of granting a Lien to secure any Replacement 2021 Indenture Obligations or to perfect such Lien (as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time).
“Replacement 2021 Indenture Documents” means the Replacement 2021 Indenture, each Replacement 2021 Indenture Collateral Document and the other Note Documents or similar term
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(as defined in the Replacement 2021 Indenture), and each of the other agreements, documents and instruments providing for or evidencing any other Replacement 2021 Indenture Obligation, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.
“Replacement 2021 Indenture Obligations” means (a) all principal of and interest (including any Post-Petition Interest) and premium (if any) on all loans made pursuant to the Replacement 2021 Indenture and (ii) all guarantee obligations, fees, expenses and all other obligations under the Replacement 2021 Indenture and the other Replacement 2021 Indenture Documents, in each case whether or not allowed or allowable in an Insolvency or Liquidation Proceeding; and (b) to the extent any payment with respect to any Replacement 2021 Indenture Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Other Second Lien Claimholder, receiver or similar Person, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Replacement 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including Post-Petition Interest) to be paid pursuant to the Replacement 2021 Indenture Documents are disallowed by order of any court, including by order of a court of competent jurisdiction presiding over an Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including Post-Petition Interest) shall, as between the Replacement 2021 Indenture Claimholders and the Other Second Lien Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Replacement 2021 Indenture Obligations”. Replacement 2021 Indenture Obligations shall include any Registered Equivalent Notes and guarantees thereof by the Grantors issued in exchange therefor.
“Replacement Second Lien Collateral Agent” means, in respect of any Replacement 2021 Indenture, the collateral agent or person serving in similar capacity under the Replacement 2021 Indenture.
“Replacement Second Lien Representative” means, in respect of any Replacement 2021 Indenture, the administrative agent, trustee or person serving in similar capacity under the Replacement 2021 Indenture.
“Second Lien Claimholders” means (i) the 2021 Indenture Claimholders and (ii) the Other Second Lien Claimholders with respect to each Series of Other Second Lien Obligations.
“Second Lien Collateral Agent” means (i) in the case of any 2021 Indenture Obligations, the 2021 Indenture Collateral Agent (which in the case of the Initial 2021 Indenture Obligations shall be the Initial Second Lien Collateral Agent and in the case of any Replacement 2021 Indenture shall be the Replacement Second Lien Collateral Agent) and (ii) in the case of the Other Second Lien Obligations, the Additional Second Lien Collateral Agent for such Series of Other Second Lien Obligations shall be the Second Lien Collateral Agent for such Series.
“Second Lien Collateral Documents” means, collectively, (i) the 2021 Indenture Collateral Documents and (ii) the Other Second Lien Collateral Documents.
“Second Lien Documents” means (i) the 2021 Indenture Documents, and (ii) each Other Second Lien Document.
“Second Lien Joinder Agreement” means a supplement to this Agreement substantially in the form of Exhibit I.
“Second Lien Obligations” means, collectively, (i) the 2021 Indenture Obligations and (ii) each Series of Other Second Lien Obligations.
“Second Lien Representatives” means, at any time, (i) in the case of any Initial 2021 Indenture Obligations or the Initial 2021 Indenture Claimholders, the Initial Second Lien Representative,
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(ii) in the case of any Replacement 2021 Indenture Obligations or the Replacement 2021 Indenture Claimholders, the Replacement Second Lien Representative, and (iii) in the case of any other Series of Other Second Lien Obligations or Other Second Lien Claimholders of such Series that becomes subject to this Agreement after the date thereof, the Additional Second Lien Representative for such Series.
“Securities Account” has the meaning given to such term in the UCC.
“Securities Act” means the U.S. Securities Act of 1933, as amended.
“Series” means, (a) with respect to the Second Lien Claimholders, each of (i) the Initial 2021 Indenture Claimholders (in their capacities as such), (ii) the Replacement 2021 Indenture Claimholders (in their capacities as such), and (iii) the Other Second Lien Claimholders (in their capacities as such) that become subject to this Agreement after the date thereof that are represented by a common Second Lien Representative (in its capacity as such for such Other Second Lien Claimholders) and (b) with respect to any Second Lien Obligations, each of (i) the Initial 2021 Indenture Obligations, (ii) the Replacement 2021 Indenture Obligations and (iii) the Other Second Lien Obligations incurred pursuant to any Other Second Lien Document, which pursuant to any joinder agreement, are to be represented hereunder by a common Second Lien Representative (in its capacity as such for such Other Second Lien Obligations).
“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of Second Lien Obligations (or their respective Second Lien Representatives or Second Lien Collateral Agents on behalf of such holders) hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien at such time. If more than two Series of Second Lien Obligations are outstanding at any time and the holders of less than all Series of Second Lien Obligations hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of Second Lien Obligations that hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not hold, or purport to hold, or are required to hold pursuant to the Second Lien Documents in respect of such Series, a valid security interest or Lien in such Collateral at such time.
“Subsidiary” means, with respect to any specified Person, (a) any corporation, association or other business entity (other than a partnership or limited liability company) of which more than 50% of the total voting power of Voting Stock is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (b) any partnership (whether general or limited) or limited liability company (i) the sole general partner or member of which is such Person or a Subsidiary of such Person, or (ii) if there is more than a single general partner or member, either (x) the only managing general partners or managing members of which are such Person or one or more Subsidiaries of such Person (or any combination thereof) or (y) such Person owns or controls, directly or indirectly, a majority of the outstanding general partner interests, member interests or other Voting Stock of such partnership or limited liability company, respectively.
“Underlying Assets” has the meaning assigned to such term in Section 3.04.
“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, in the event that, if by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to such perfection, priority or remedies.
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“Voting Stock” of any Person as of any date means the Capital Stock of such Person that is at the time entitled (without regard to the occurrence of any contingency) to vote in the election of the Board of Directors of such Person.
SECTION 1.02.    Terms Generally
. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument, other document, statute or regulation herein shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Exhibits shall be construed to refer to Articles, and Sections of, and Exhibits to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 1.03.    Concerning the Second Lien Representatives and Second Lien Collateral Agents
. Each acknowledgement, agreement, consent and waiver (whether express or implied) in this Agreement made by any Second Lien Representative and any Second Lien Collateral Agent, whether on behalf of itself or any of its Related Second Lien Claimholders, is made in reliance on the authority granted to it pursuant to the authorization thereof under the 2021 Indenture, Other Second Lien Agreement, 2021 Indenture Collateral Documents or Other Second Lien Collateral Documents, as the context may require. It is understood and agreed that each Second Lien Representative and each Second Lien Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into whether any of its Related Second Lien Claimholders is in compliance with the terms of this Agreement, and no party hereto or any other Second Lien Claimholder shall have any right of action whatsoever against any Second Lien Representative or any Second Lien Collateral Agent for any failure of any of its Related Second Lien Claimholders to comply with the terms hereof or for any of its Related Second Lien Claimholders taking any action contrary to the terms hereof.
ARTICLE II

LIEN PRIORITIES; PROCEEDS
SECTION 2.01.    Relative Priorities
.
(a)Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Lien on any Shared Collateral securing any Second Lien Obligation or the date, time, method or order in which the Second Lien Obligations arise and regardless of any intermediate discharge of the Second Lien Obligations in whole or in part, and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, any other applicable law or any Second Lien Document, or any other circumstance whatsoever (but, in each case, subject to Section 2.01(b) and Section 2.02),
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each Second Lien Collateral Agent, for itself and on behalf of its Related Second Lien Claimholders, agrees that Liens on any Shared Collateral securing Second Lien Obligations of any Class shall be of equal priority and the benefits and proceeds of the Shared Collateral shall be shared among such Classes as provided herein.
(b)Anything contained herein or in any of the Second Lien Documents to the contrary notwithstanding, if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent is taking action to enforce rights in respect of any Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case of any Grantor or any Second Lien Claimholder receives any payment pursuant to any intercreditor agreement (other than this Agreement) or otherwise with respect to any Shared Collateral, the Proceeds shall be applied by the Applicable Collateral Agent in the following order:
(i)FIRST, to the payment of all amounts owing to each Second Lien Collateral Agent (in its capacity as such) and each Second Lien Representative (in its capacity as such) secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, including all reasonable costs and expenses incurred by each Second Lien Collateral Agent (in its capacity as such) and each Second Lien Representative (in its capacity as such) in connection with such collection or sale or otherwise in connection with this Agreement, any other Second Lien Document or any of the Second Lien Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, and any other reasonable costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Second Lien Document and all fees and indemnities owing to such Second Lien Collateral Agents and Second Lien Representatives, ratably to each such Second Lien Collateral Agent and Second Lien Representative in accordance with the amounts payable to it pursuant to this clause FIRST;
(ii)SECOND, subject to the terms of the next full paragraph below and terms relating to similar liens contained in this Agreement, to the extent Proceeds remain after the application pursuant to the preceding clause (a), to each Second Lien Representative for the payment in full of the other Second Lien Obligations of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, and, if the amount of such Proceeds are insufficient to pay in full the Second Lien Obligations of each Series so secured then such Proceeds shall be allocated among the Second Lien Representatives of each Series secured by such Shared Collateral or, in the case of Equity Release Proceeds, secured by the Underlying Assets, pro rata according to the amounts of such Second Lien Obligations owing to each such respective Second Lien Representative and the other Second Lien Claimholders represented by it for distribution by such Second Lien Representative in accordance with its respective Second Lien Documents; and
(iii)THIRD, any balance of such Proceeds remaining after the application pursuant to preceding clauses (ii) and (iii), to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same.
If, despite the provisions of this Section 2.01(b), any Second Lien Claimholder shall receive any payment or other recovery in excess of its portion of payments on account of the Second Lien Obligations to which it is then entitled in accordance with this Section 2.01(b), such Second Lien Claimholder shall hold such payment or recovery in trust for the benefit of all Second Lien
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Claimholders for distribution in accordance with this Section 2.01(b). Notwithstanding the foregoing, with respect to any Shared Collateral for which a third party (other than a Second Lien Claimholder) has a lien or security interest that is junior in priority to the security interest of any Series of Second Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of Second Lien Obligations, the value of any Shared Collateral or Proceeds allocated to such third party shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of Second Lien Obligations with respect to which such Impairment exists.
(c)For the avoidance of doubt, any amounts to be distributed pursuant to this Section 2.01 shall be distributed by the Applicable Collateral Agent to each Non-Controlling Representative for further distribution to its Related Second Lien Claimholders.
(d)It is acknowledged that the Second Lien Obligations of any Class may, subject to the limitations set forth in the then extant Second Lien Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(b) or the provisions of this Agreement defining the relative rights of the Second Lien Claimholders of any Class.
SECTION 2.02.    Impairments
. It is the intention of the parties hereto that the Second Lien Claimholders of any given Class of Second Lien Obligations (and not the Second Lien Claimholders of any other Class of Second Lien Obligations) bear the risk of any determination by a court of competent jurisdiction that (i) any Second Lien Obligations of such Class of Second Lien Obligations are unenforceable under applicable law or are subordinated to any other obligations (other than another Class of Second Lien Obligations), (ii) the Second Lien Claimholders of such Class of Second Lien Obligations do not have a valid and perfected Lien on any of the Collateral securing any Second Lien Obligations of any other Class of Second Lien Obligations and/or (iii) any Person (other than any Second Lien Collateral Agent or Second Lien Claimholder) has a Lien on any Shared Collateral that is senior in priority to the Lien on such Shared Collateral securing Second Lien Obligations of such Class of Second Lien Obligations, but junior to the Lien on such Shared Collateral securing any other Class of Second Lien Obligations (any such Lien being referred to as an “Intervening Lien”, and any such Person being referred to as an “Intervening Creditor”) (any condition with respect to Second Lien Obligations of such Class of Second Lien Obligations being referred to as an “Impairment” of such Class); provided that the existence of a maximum claim with respect to any real property subject to a mortgage that applies to all Second Lien Obligations shall not be deemed to be an Impairment of any Class of Second Lien Obligations. In the event an Impairment exists with respect to Second Lien Obligations of any Class, the results of such Impairment shall be borne solely by the Second Lien Claimholders of such Class of Second Lien Obligations, and the rights of the Second Lien Claimholders of such Class of Second Lien Obligations (including the right to receive distributions in respect of Second Lien Obligations of such Class of Second Lien Obligations pursuant to Section 2.01(b)) set forth herein shall be modified to the extent necessary so that the results of such Impairment are borne solely by the Second Lien Claimholders of such Class. In furtherance of the foregoing, in the event Second Lien Obligations of any Class of Second Lien Obligations shall be subject to an Impairment in the form of an Intervening Lien of any Intervening Creditor, the value of any Shared Collateral or Proceeds that are allocated to such Intervening Creditor shall be deducted solely from the Shared Collateral or Proceeds to be distributed in respect of Second Lien Obligations of such Class. In the event Second Lien Obligations of any Class of Second Lien Obligations are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such Second Lien Obligations or the
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First Lien Security Documents (as defined in the Initial 2021 Indenture) governing such Second Lien Obligations shall refer to such obligations or such documents as so modified.
SECTION 2.03.    Payment Over
. Each Second Lien Collateral Agent, on behalf of itself and its Related Second Lien Claimholders, agrees that if such Second Lien Collateral Agent or any of its Related Second Lien Claimholders shall at any time obtain possession of any Shared Collateral or receive any Proceeds (other than as a result of any application of Proceeds pursuant to Section 2.01(b)), in each case pursuant to any Second Lien Collateral Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement) or otherwise in contravention of this Agreement, at any time prior to the Discharge of each of the Second Lien Obligations, then it shall hold such Shared Collateral or Proceeds in trust for the other Second Lien Claimholders and promptly transfer such Shared Collateral or Proceeds, as the case may be, to the Controlling Claimholder, to be distributed in accordance with the provisions of Section 2.01(b) hereof.
SECTION 2.04.    Determinations with Respect to Amounts of Obligations and Liens
. Whenever the Second Lien Collateral Agent of any Class shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Second Lien Obligations of any other Class, or the Shared Collateral subject to any Lien securing the Second Lien Obligations of any other Class (and whether such Lien constitutes a valid and perfected Lien), it may request that such information be furnished to it in writing by the Second Lien Collateral Agent or Second Lien Representative of such other Class and shall be entitled to make such determination on the basis of the information so furnished; provided that if, notwithstanding the request of the Second Lien Collateral Agent of such Class, the Second Lien Collateral Agent or Second Lien Representative of such other Class shall fail or refuse reasonably promptly to provide the requested information, the Second Lien Collateral Agent of such Class shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of an Authorized Officer of the Company. Each Second Lien Collateral Agent may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Second Lien Claimholder or any other Person as a result of such determination or any action taken or not taken pursuant thereto.
SECTION 2.05.    Exculpatory Provisions.
Without limitation of Article VI, none of the Second Lien Collateral Agents or any Second Lien Claimholders shall be liable for any action taken or omitted to be taken by any Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholder with respect to any Shared Collateral in accordance with the provisions of this Agreement.
ARTICLE III

RIGHTS AND REMEDIES; MATTERS RELATING TO SHARED COLLATERAL
SECTION 3.01.    Exercise of Rights and Remedies
.
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(e)Notwithstanding Section 2.01, (i) only the Applicable Collateral Agent shall act or refrain from acting with respect to Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral), (ii) the Applicable Collateral Agent shall act only on the instructions of the Applicable Representative and shall not follow any instructions with respect to such Shared Collateral (including with respect to any other intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Representative (or any other Second Lien Claimholder other than the Applicable Representative) and (iii) no Other Second Lien Claimholder shall or shall instruct any Second Lien Collateral Agent to, and any other Second Lien Collateral Agent that is not the Applicable Collateral Agent shall not, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, Shared Collateral (including with respect to any other intercreditor agreement with respect to Shared Collateral), whether under any Second Lien Collateral Document (other than the Second Lien Collateral Documents applicable to the Applicable Collateral Agent), applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting in accordance with the Second Lien Collateral Documents applicable to it, shall be entitled to take any such actions or exercise any remedies with respect to such Shared Collateral at such time. Without limitation of the foregoing, (A) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent or any of its Related Second Lien Claimholders may file a proof of claim or statement of interest with respect to the applicable Second Lien Obligations thereto, (B) in any Insolvency or Liquidation Proceeding commenced by or against the Company or any other Grantor, each Second Lien Collateral Agent or its Related Second Lien Claimholders may file any necessary or appropriate responsive pleadings in opposition to any motion, adversary proceeding or other pleading filed by any Person objecting to or otherwise seeking disallowance of the claim or Lien of such Second Lien Collateral Agent or Related Second Lien Claimholder, (C) each Second Lien Collateral Agent or its Related Second Lien Claimholders may file any pleadings, objections, motions, or agreements which assert rights available to unsecured creditors of the Company or any other Grantor arising under any Insolvency or Liquidation Proceeding or applicable non-bankruptcy law, and (D) each Second Lien Collateral Agent and its Related Second Lien Claimholders may vote on any plan of reorganization in any Insolvency or Liquidation Proceeding of the Company or any other Grantor, in each case of clause (A) through (D) above, to the extent such action is not prohibited by or inconsistent with, or could not result in a resolution inconsistent with, the terms of this Agreement.
(f)Notwithstanding the equal priority of the Liens securing each Series of Second Lien Obligations granted on the Shared Collateral, the Applicable Collateral Agent (acting on the instructions of the Applicable Representative) is permitted to deal with the Shared Collateral as if such Applicable Collateral Agent had a senior and exclusive Lien on such Shared Collateral. No Non-Controlling Representative, Non-Controlling Claimholder or Second Lien Collateral Agent that is not the Applicable Collateral Agent is permitted to contest, protest or object to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders or any other exercise by the Applicable Collateral Agent, the Applicable Representative or the Controlling Claimholders of any rights and remedies relating to the Shared Collateral.
(g)Each of the Second Lien Collateral Agents (other than the 2021 Indenture Collateral Agent) and the Second Lien Representatives (other than the 2021 Indenture
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Representative) agrees that it will not accept any Lien on any Collateral for the benefit of any Series of Other Second Lien Obligations (other than funds deposited for the satisfaction, discharge or defeasance of any Other Second Lien Agreement) other than pursuant to the Second Lien Collateral Documents, and by executing this Agreement, each such Second Lien Collateral Agent and each such Second Lien Representative and the Series of Second Lien Claimholders for which it is acting pursuant to this Agreement agree to be bound by the provisions of this Agreement and the other Second Lien Collateral Documents applicable to it.
SECTION 3.02.    Prohibition on Contesting Liens
. Each of the Second Lien Claimholders agrees that it will not (and will waive any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Second Lien Claimholders in all or any part of the Collateral or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair (a) the rights of any Second Lien Collateral Agent or any Second Lien Representative to enforce this Agreement or (b) the rights of any Second Lien Claimholder to contest or support any other Person in contesting the enforceability of any Lien purporting to secure obligations not constituting Second Lien Obligations.
SECTION 3.03.    Prohibition on Challenging this Agreement
. Each Second Lien Collateral Agent agrees, on behalf of itself and its Related Second Lien Claimholders, that neither such Second Lien Collateral Agent nor any of its Related Second Lien Claimholders will attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Second Lien Collateral Agent or any of its Related Second Lien Claimholders to enforce this Agreement.
SECTION 3.04.    Release of Liens
. If, at any time any Shared Collateral is transferred to a third party or otherwise disposed of, in each case, in connection with any enforcement by the Applicable Collateral Agent in accordance with the provisions of this Agreement, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of the other Second Lien Collateral Agents for the benefit of each Series of Second Lien Claimholders (or in favor of such other Second Lien Claimholders if directly secured by such Liens) upon such Shared Collateral will automatically be released and discharged upon final conclusion of such disposition as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to the priority set forth in this Agreement. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the Applicable Collateral Agent or related Applicable Representative of such Series of Second Lien Obligations releases any guarantor from its obligation under a guarantee of the Series of Second Lien Obligations for which it serves as agent prior to a Discharge of such Series of Second Lien Obligations, such guarantor also shall be automatically released from its guarantee of all other Second Lien Obligations. If in connection with any such foreclosure or other exercise of remedies by the Applicable Collateral Agent, the equity interests of any Person are foreclosed upon or otherwise disposed of and the Applicable Collateral Agent releases its Lien on the property or assets of such Person, then the Liens of each other Second Lien Collateral Agent (or in favor of such other Second Lien Claimholders if directly secured by such Liens) with respect to any Shared Collateral consisting of the property or assets of such Person will be automatically released to the same extent as the Liens of the Applicable Collateral Agent are released; provided that any proceeds of any such equity interests foreclosed upon where the Applicable Collateral
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Agent releases its Lien on the assets of such Person on which another Series of Second Lien Obligations holds a Lien on any of the assets of such Person (any such assets, the “Underlying Assets”) which Lien is released as provided in this sentence (any such Proceeds being referred to herein as “Equity Release Proceeds” regardless of whether or not such other Series of Second Lien Obligations holds a Lien on such equity interests so disposed of) shall be applied pursuant to the priority set forth in this Agreement.
ARTICLE IV

COLLATERAL
SECTION 4.01.    Bailment for Perfection of Security Interests
.
(a)The Applicable Collateral Agent shall be entitled to hold any Possessory Collateral constituting Shared Collateral. Notwithstanding the foregoing, each Second Lien Collateral Agent agrees to hold any Possessory Collateral constituting Shared Collateral and any other Shared Collateral from time to time in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Second Lien Claimholder (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee, solely for the purpose of perfecting the security interest granted in such Shared Collateral, if any, pursuant to the applicable Second Lien Collateral Documents. Solely with respect to any Deposit Accounts, Commodity Accounts or Securities Accounts constituting Shared Collateral under the control (within the meaning of Section 9-104 of the UCC) of any Second Lien Collateral Agent, each such Second Lien Collateral Agent will agree to also hold control over such accounts as gratuitous agent for each other Second Lien Claimholder and any assignee solely for the purpose of perfecting the security interest in such accounts.
(b)The Applicable Collateral Agent shall, upon the Discharge of Second Lien Obligations with respect to which such Applicable Collateral Agent is the Second Lien Collateral Agent, transfer the possession and control of the Possessory Collateral, together with any necessary endorsements but without recourse or warranty, to the successor Applicable Collateral Agent. In connection with any transfer under the foregoing sentence by any Second Lien Collateral Agent, such transferor Applicable Collateral Agent agrees to take all actions in its power as shall be necessary or reasonably requested by the transferee Applicable Collateral Agent to permit the transferee Applicable Collateral Agent to obtain, for the benefit of its Related Second Lien Claimholders, a security interest of equal priority prior to such transfer, in the applicable Possessory Collateral. The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Second Lien Collateral Agent for loss or damage suffered by such Second Lien Collateral Agent as a result of such transfer, except for loss or damage suffered by such Second Lien Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith, in each case to the extent determined by a court of competent jurisdiction in a final and non-appealable judgment.
(c)Each Second Lien Collateral Agent agrees to hold any Shared Collateral constituting Possessory Collateral, from time to time in its possession, as gratuitous bailee for the benefit of each other Second Lien Claimholder and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory Collateral, if any, pursuant to the applicable Second Lien Documents, in each case, subject to the terms and conditions of this Section 4.01.
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(d)No Applicable Collateral Agent shall have any obligation whatsoever to the other the Second Lien Representatives, the Second Lien Collateral Agents or the Second Lien Claimholders to ensure that the Possessory Collateral is genuine or owned by any of the Grantors, to perfect the security interests of the Second Lien Collateral Agents or other Second Lien Claimholders or to preserve rights or benefits of any Person except as expressly set forth in this Section 4.01. The duties or responsibilities of each Second Lien Collateral Agent under this Section 4.01 shall be limited solely to holding any Shared Collateral constituting Possessory Collateral as gratuitous bailee for the benefit of each other Second Lien Claimholder for purposes of perfecting the Lien held by such Second Lien Claimholders thereon.
(e)No Applicable Collateral Agent or any other Controlling Claimholder shall have by reason of the Second Lien Documents, this Agreement or any other document a fiduciary relationship in respect of any Second Lien Representative or any other Second Lien Claimholder and the Second Lien Representatives, the Second Lien Collateral Agents and the Second Lien Claimholders hereby waive and release the Applicable Collateral Agent and the Controlling Claimholders from all claims and liabilities arising pursuant to any Applicable Collateral Agent’s role under this Section 4.01 as gratuitous bailee and gratuitous agent with respect to the Possessory Collateral.
SECTION 4.02.    Delivery of Documents
. Promptly after the execution and delivery to any Second Lien Collateral Agent by any Grantor of any Second Lien Collateral Document (other than (a) any Second Lien Collateral Document in effect on the date hereof and (b) any Second Lien Collateral Document referred to in paragraph (b) of Article IX, but including any amendment, amendment and restatement, waiver or other modification of any such Second Lien Collateral Document), the Company shall deliver to each Second Lien Collateral Agent party hereto at such time a copy of such Second Lien Collateral Document.
ARTICLE V

Section 5.01. Certain Agreements With Respect to Bankruptcy or Insolvency Proceedings.
(a)This Agreement shall continue in full force and effect notwithstanding the commencement of any Insolvency or Liquidation Proceeding against the Company or any other Grantor, and the parties hereto acknowledge that this Agreement is intended to be and shall be enforceable as a “subordination” agreement under Section 510(a) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law. All references herein to any Grantor shall apply to any receiver or trustee for such Person and such Person as a debtor-in-possession.
(b)If any Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, each Second Lien Claimholder (other than any Controlling Claimholder or any Second Lien Representative of any Controlling Claimholder) agrees that it will not raise any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless a Second Lien Representative of the Controlling Claimholders shall then oppose or object to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling
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Claimholders, each Non-Controlling Claimholder will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Claimholders (other than any Liens of any Second Lien Claimholders constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the Second Lien Obligations of the Controlling Claimholders, each Non-Controlling Claimholder will confirm the priorities with respect to such Shared Collateral as set forth in this Agreement), in each case so long as (1) the Second Lien Claimholders of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Second Lien Claimholders (other than any Liens of the Second Lien Claimholders constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (2) the Second Lien Claimholders of each Series are granted Liens on any additional collateral pledged to any Second Lien Claimholders as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Second Lien Claimholders as set forth in this Agreement (other than any Liens of any Second Lien Claimholders constituting DIP Financing Liens), (3) if any amount of such DIP Financing or cash collateral is applied to repay any of the Second Lien Obligations, such amount is applied pursuant to the terms of this Agreement, and (4) if any Second Lien Claimholders are granted adequate protection with respect to the Second Lien Obligations subject hereto, including in the form of periodic payments, in connection with such use of cash collateral, the proceeds of such adequate protection are applied pursuant to the terms of this Agreement; provided that the Second Lien Claimholders of each Series shall have a right to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Second Lien Claimholders of such Series or its Second Lien Representative that shall not constitute Shared Collateral (unless such Collateral fails to constitute Shared Collateral because the Lien in respect thereof constitutes a declined lien with respect to such Second Lien Claimholders or their Second Lien Representative or Second Lien Collateral Agent); provided, further, that the Second Lien Claimholders receiving adequate protection shall not be permitted to object to any other Second Lien Claimholder receiving adequate protection comparable to any adequate protection granted to such Second Lien Claimholders in connection with a DIP Financing or use of cash collateral.
(c)If any Second Lien Claimholder is granted adequate protection (i) in the form of Liens on any additional collateral, then each other Second Lien Claimholder shall be entitled to seek, and each Second Lien Claimholder will consent and not object to, adequate protection in the form of Liens on such additional collateral with the same priority vis-à-vis the Second Lien Claimholders as set forth in this Agreement, (ii) in the form of a superpriority or other administrative claim, then each other Second Lien Claimholder shall be entitled to seek, and each Second Lien Claimholder will consent and not object to, adequate protection in the form of a pari passu superpriority or administrative claim or (iii) in the form of periodic or other cash payments, then the proceeds of such adequate protection must be applied to all Second Lien Obligations pursuant to the terms of this Agreement.
(d)If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the Second Lien Obligations of any Class previously made shall be avoided or rescinded for any reason whatsoever (including an order or judgment for disgorgement of a preference, fraudulent transfer or other avoidance action under the Bankruptcy Code, or any equivalent provision of any other Bankruptcy Law), then the terms and conditions of this Agreement shall be fully applicable thereto until all the Second Lien Obligations of such Class shall again have been satisfied in full in cash. This Section 5.01 shall survive termination of this Agreement.
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(e)As among the Second Lien Claimholders, the Applicable Collateral Agent (acting at the direction of the Applicable Representative), shall have the right, but not the obligation, to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral. To the extent any Second Lien Collateral Agent or any other Second Lien Claimholder receives proceeds of such insurance policy and such proceeds are not permitted or required to be returned to any Grantor under the applicable Second Lien Documents, such proceeds shall be turned over to the Applicable Collateral Agent for application as provided in accordance with the terms of this Agreement.
ARTICLE VI
Section 6.01. The Applicable Collateral Agent, Applicable Representative and Controlling Claimholders.
(f)Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on the Applicable Collateral Agent, the Applicable Representative or any Controlling Claimholder to any Non-Controlling Claimholder or give any Non-Controlling Claimholder the right to direct any such Person, except that each such Person shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01(b) hereof.
In furtherance of the foregoing, each Non-Controlling Claimholder agrees that none of the Applicable Collateral Agent, the Applicable Representative or any other Second Lien Claimholder shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the Second Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any Second Lien Obligations), in any manner that would maximize the return to the Non-Controlling Claimholders, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Claimholders from such realization, sale, disposition or liquidation.
(g)None of the Applicable Collateral Agent, the Applicable Representative or any other Controlling Claimholder shall have any duties or obligations to any Non-Controlling Claimholder except those expressly set forth herein. Without limiting the generality of the foregoing, None of the Applicable Collateral Agent, the Applicable Representative or any other Controlling Claimholder:
(i)shall be subject to any fiduciary or other implied duties, regardless of whether a default or an Event of Default has occurred and is continuing;

(ii)shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby; provided that no such Person shall be required to take any action that, in its opinion or the opinion of its counsel, may expose such Person or any of its Related Second Lien Claimholders to liability or that is contrary to this Agreement or applicable law;
(iii)shall, except as expressly set forth herein, have any duty to disclose, or shall be liable for the failure to disclose, any information relating to a Grantor or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable
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Collateral Agent, the Applicable Representative or a Controlling Claimholder or any of their respective Affiliates in any capacity;
(iv)shall, except as expressly set forth herein, be liable for any action taken or not taken by it (1) in the absence of its own gross negligence or willful misconduct (as determined by a final non-appealable order of a court of competent jurisdiction) or (2) in reliance on a certificate from the Company stating that such action is permitted by the terms of this Agreement. None of the Applicable Collateral Agent, Applicable Representative or any Controlling Claimholder shall be deemed to have knowledge of any Event of Default under any Class of Second Lien Obligations unless and until notice describing such Event of Default and referencing the applicable Second Lien Documents is given to such Person;
(v)shall be responsible for or have any duty to ascertain or inquire into (1) any statement, warranty or representation made in or in connection with this Agreement or any other Second Lien Document, (2) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (3) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (4) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Second Lien Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Second Lien Collateral Documents, (5) the value or the sufficiency of any Collateral for any Class of Second Lien Obligations, or (6) the satisfaction of any condition set forth in any Second Lien Document, other than to confirm receipt of items expressly required to be delivered to such Person; or
(vi)need segregate money held hereunder from other funds except to the extent required by law and shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing.
(h)Each Non-Controlling Representative, for itself and on behalf of each other Second Lien Claimholder of the Class for whom it is acting, hereby irrevocably appoints the Applicable Representative and any officer or agent of the Applicable Representative, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Representative or Second Lien Claimholder, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Second Lien Collateral Document with respect to Shared Collateral and the execution of releases in connection therewith. Each Non-Controlling Collateral Agent, for itself and on behalf of each other Second Lien Claimholder of the Class for whom it is acting, hereby irrevocably appoints the Applicable Collateral Agent and any officer or agent of the Applicable Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Collateral Agent or Second Lien Claimholder, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Agreement, including the exercise of any and all remedies under each Second Lien Collateral Document with respect to Shared Collateral and the execution of releases in connection therewith.
(i)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder shall be entitled to rely upon, and shall not incur any
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liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. Each of the Second Lien Collateral Agents, the Second Lien Representatives and the Second Lien Claimholders may consult with legal counsel (who may be counsel for the Company or any of its Subsidiaries), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
(j)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder may perform any and all of its duties and exercise its rights and powers hereunder or under any applicable Second Lien Document by or through one or more sub-agents appointed by such Person. Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder and any such sub-agent.
(k)Each Second Lien Collateral Agent, each Second Lien Representative and each Second Lien Claimholder acknowledges that it has, independently and without reliance upon the Applicable Collateral Agent, the Applicable Representative or any of the Controlling Claimholders or any of their respective Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the applicable Second Lien Documents. Each Second Lien Claimholder also acknowledges that it will, independently and without reliance upon the Applicable Collateral Agent, the Applicable Representative or any of the Controlling Claimholders or any of their respective Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any applicable Second Lien Document or any related agreement or any document furnished hereunder or thereunder.
ARTICLE VII

OTHER AGREEMENTS
SECTION7.01. Concerning Second Lien Documents and Collateral
.
(a)Without the prior written consent of each other Second Lien Collateral Agent, no Second Lien Collateral Document may be amended, restated, amended and restated, supplemented, replaced or Refinanced or otherwise modified from time to time or entered into to the extent such amendment, supplement, Refinancing or modification, or the terms of any new Second Lien Collateral Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement, any Second Lien Document or any First Lien Loan Document (as defined in the Initial 2021 Indenture).
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(b)The Grantors agree that they shall not grant to any Person any Lien on any Shared Collateral securing Second Lien Obligations of any Class other than through the Second Lien Collateral Agent of such Class (it being understood that the foregoing shall not be deemed to prohibit grants of set-off rights to Second Lien Claimholders of any Class).
(c)The Grantors agree that they shall not, and shall not permit any of their respective Subsidiaries to, grant or permit or suffer to exist any additional Liens (unless otherwise permitted under each Second Lien Document) on any asset or property to secure any Class of Second Lien Obligations unless it has granted a Lien on such asset or property to secure each other Class of Second Lien Obligations; provided, that to the extent the foregoing is not complied with for any reason, without limiting any other rights and remedies available to the Second Lien Claimholders, each Second Lien Claimholder agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 7.01(c) shall be subject to Article II.
SECTION7.02. Refinancings. The Second Lien Obligations of any Series may, subject the terms of such agreement, be Refinanced, in whole or in part, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Second Lien Document) of any Second Lien Claimholder of any other Series, all without affecting the priorities provided for therein or the other provisions thereof; provided that the Second Lien Representative and Second Lien Collateral Agent of the holders of any such Refinancing indebtedness shall have executed a joinder agreement to this Agreement on behalf of the holders of such Refinancing indebtedness. If such Refinancing indebtedness is intended to constitute a Replacement 2021 Indenture, the Company will be required to so state in its Designation.
SECTION7.03. Reorganization Modifications. In the event the Second Lien Obligations of any Class are modified pursuant to applicable law, including Section 1129 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, any reference to the Second Lien Obligations of such Class or the Second Lien Documents of such Class shall refer to such obligations or such documents as so modified.
SECTION7.04. Further Assurances
.     Each of the Second Lien Collateral Agents, Second Lien Representatives and the Grantors agrees that it will execute, or will cause to be executed, such reasonable further documents, agreements and instruments, and take all such reasonable further actions, as may be required under any applicable law, or which any Second Lien Collateral Agent or Second Lien Representative may reasonably request, to effectuate the terms of this Agreement.
ARTICLE VIII

NO RELIANCE; NO LIABILITY
SECTION8.01. No Reliance; Information
. Each Second Lien Collateral Agent and Second Lien Representative, on behalf of their Related Second Lien Claimholders, acknowledges that (a) their Related Second Lien Claimholders have, independently and without reliance upon any Second Lien Collateral Agent, Second Lien Representative or any Related Second Lien Claimholders, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Second Lien Documents to which they are party and (b) their Related Second Lien Claimholders will, independently and without reliance upon any Second Lien Collateral Agent,
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Second Lien Representative or any of their Related Second Lien Claimholders, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Second Lien Document. The Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholders of any Class shall have no duty to disclose to any Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class any information relating to the Company or any of the other Grantors or their respective Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Second Lien Obligations, that is known or becomes known to any of them or any of their Affiliates. If the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any Class, in its sole discretion, undertakes at any time or from time to time to provide any such information to, as the case may be, the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class, it shall be under no obligation (i) to make, and shall not be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.
SECTION8.02. No Warranties or Liability
.
(a)Each Second Lien Collateral Agent and Second Lien Representative, for itself and on behalf of their Related Second Lien Claimholders, acknowledges and agrees that no Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholder of any other Class has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Shared Collateral or the perfection or priority of any Liens thereon. The Second Lien Collateral Agent, Second Lien Representative and the Second Lien Claimholders of any Class will be entitled to manage and supervise their loans and other extensions of credit in the manner set forth in their Related Second Lien Documents. No Second Lien Collateral Agent or Second Lien Representative shall, by reason of this Agreement, any other Second Lien Collateral Document or any other document, have a fiduciary relationship or other implied duties in respect of any other Second Lien Collateral Agent, Second Lien Representative or any other Second Lien Claimholder.

(b)No Second Lien Collateral Agent, Second Lien Representative or Second Lien Claimholders of any Class shall have any express or implied duty to the Second Lien Collateral Agent, Second Lien Representative or any Second Lien Claimholder of any other Class to act or refrain from acting in a manner that allows, or results in, the occurrence or continuance of a default or an Event of Default under any Second Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof that they may have or be charged with.

SECTION8.03. Rights of Second Lien Collateral Agents
. Notwithstanding anything contained herein to the contrary, (i) the Additional Initial Second Lien Collateral Agent and Additional Initial Second Lien Representative shall be entitled to the same rights, protections, immunities and indemnities as set forth in the applicable Other Second Lien Agreement and any Other Second Lien Document as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein, and (ii) the 2021 Indenture Collateral Agent and 2021 Indenture Representative shall be entitled to the same rights, protections, immunities and indemnities as set forth in the Initial 2021 Indenture and any
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other Initial 2021 Indenture Documents as if the provisions setting forth those rights, protections, immunities and indemnities are fully set forth herein.
ARTICLE IX

OTHER SECOND LIEN OBLIGATIONS
The Company or any Grantor may from time to time, subject to any limitations contained in any Second Lien Documents in effect at such time, incur and designate additional indebtedness and related obligations that are, or are to be, secured by Liens on any assets of the Company or any of the Grantors that would, if such Liens were granted, constitute Shared Collateral as Other Second Lien Obligations by delivering to each Second Lien Collateral Agent and Second Lien Representative party hereto at such time a certificate of an Authorized Officer of the Company:
(a)describing the indebtedness and other obligations being designated as Other Second Lien Obligations, and including a statement of the maximum aggregate outstanding principal amount of such indebtedness as of the date of such certificate;
(b)setting forth the Other Second Lien Documents under which such Other Second Lien Obligations are or will be issued or incurred or the guarantees of or Liens securing such Other Second Lien Obligations are, or are to be, granted or created, and attaching copies of such Other Second Lien Documents as each Grantor has executed and delivered to the Additional Second Lien Representative and Additional Second Lien Collateral Agent with respect to such Other Second Lien Obligations on the closing date of such Other Second Lien Obligations, certified as being true and complete in all material respects by an Authorized Officer of the Company;
(c)identifying the Person that serves as the Additional Second Lien Collateral Agent and the Additional Second Lien Representative;
(d)certifying that the incurrence of such Other Second Lien Obligations, the creation of the Liens securing such Other Second Lien Obligations and the designation of such Other Second Lien Obligations as “Other Second Lien Obligations” hereunder do not or will not violate or result in a default under any provision of any Second Lien Document of any Class in effect at such time;
(e)certifying that the Other Second Lien Documents authorize the Additional Second Lien Collateral Agent and Additional Second Lien Representative to become a party hereto by executing and delivering a Second Lien Joinder Agreement and provide that, upon such execution and delivery, such Other Second Lien Obligations and the holders thereof shall become subject to and bound by the provisions of this Agreement; and
(f)attaching a fully completed Second Lien Joinder Agreement executed and delivered by the Additional Second Lien Collateral Agent and Additional Second Lien Representative.
Upon the delivery of such certificate and the related attachments as provided above and as so long as the statements made therein are true and correct as of the date of such certificate, the obligations designated in such notice shall become Other Second Lien Obligations for all purposes of this Agreement. Notwithstanding anything herein contained to the contrary, each Second Lien Collateral Agent and Second Lien Representative may conclusively rely on such certificate delivered by the Company, and upon its receipt of such certificate, each Second Lien Collateral Agent and Second Lien Representative shall execute the Second Lien Joinder
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Agreement evidencing its acknowledgment thereof, and shall incur no liability to any Person for such execution.
ARTICLE X

MISCELLANEOUS
SECTION 10.01.    Notices
. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(a)if to any Grantor, to it (or, in the case of any Grantor other than the Company, to it in care of the Company) at:
Summit Midstream Partners, LP
910 Louisiana Street, Suite 4200
Houston, Texas 77002
Attention: James D. Johnston
Executive Vice President, General Counsel,
Chief Compliance Officer and Secretary
Telephone: (832) 930-6503

with a copy (which shall not constitute notice) to:
Baker Botts LLP
910 Louisiana Street
Houston, Texas 77002
Attention: Josh Davidson
Telecopier No.: (713) 229-2727

(b)if to the 2021 Indenture Collateral Agent, to it at:
Regions Bank
Corporate Trust
3773 Richmond Avenue, Suite 1100
Houston, Texas 77046
Phone: (713) 244-8041
Fax: (713) 960-4058
Attention: Doug Milner

(c)if to the 2021 Indenture Representative, to it at:
Regions Bank
Corporate Trust
3773 Richmond Avenue, Suite 1100
Houston, Texas 77046
Phone: (713) 244-8041
Fax: (713) 960-4058
Attention: Doug Milner

(d)if to the Additional Initial Second Lien Collateral Agent, to it at:
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Regions Bank
Corporate Trust
3773 Richmond Avenue, Suite 1100
Houston, Texas 77046
Phone: (713) 244-8041
Fax: (713) 960-4058
Attention: Doug Milner

(e)if to the Additional Initial Second Lien Representative, to it at:
Regions Bank
Corporate Trust
3773 Richmond Avenue, Suite 1100
Houston, Texas 77046
Phone: (713) 244-8041
Fax: (713) 960-4058
Attention: Doug Milner

(f)if to any Additional Second Lien Collateral Agent or Additional Second Lien Representative, to it at the address set forth in the applicable Second Lien Joinder Agreement.
Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by facsimile or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 10.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 10.01. As agreed to in writing by any party hereto from time to time, notices and other communications to such party may also be delivered by e-mail to the e-mail address of a representative of such party provided from time to time by such party.
SECTION 10.02.    Waivers; Amendment; Joinder Agreements
.
(a)No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 10.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)Neither this Agreement nor any provision hereof may be waived, amended or otherwise modified except as contemplated by the Second Lien Documents and then
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pursuant to an agreement or agreements in writing entered into by each Second Lien Collateral Agent and each Second Lien Representative then party hereto; provided that no such agreement shall by its terms adversely affect in any material respect the rights or obligations of any Grantor without the Company’s prior written consent; provided, further that without any action or consent of any Second Lien Collateral Agent or Second Lien Representative (i) (A) this Agreement may be supplemented by a Second Lien Joinder Agreement, and an Additional Second Lien Collateral Agent and Additional Second Lien Representative may become a party hereto, in accordance with Article IX and (B) this Agreement may be supplemented by a Grantor Joinder Agreement, and a new Grantor may become a party hereto, in accordance with Section 10.12, and (ii) in connection with any Refinancing of Second Lien Obligations of any Class, the Second Lien Collateral Agents and Second Lien Representatives then party hereto shall enter (and are hereby authorized to enter without the consent of any other Second Lien Claimholder), at the request of any Second Lien Collateral Agent, Second Lien Representative or the Company, into such amendments or modifications of this Agreement as are reasonably necessary to reflect such Refinancing; provided that no such Second Lien Collateral Agent or Second Lien Representative shall be required to enter into such amendments or modifications unless it shall have received a certificate of an Authorized Officer of the Company certifying that such Refinancing is permitted hereunder.

SECTION 10.03.    Parties in Interest
. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Second Lien Claimholders, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder.
SECTION 10.04.    Effectiveness; Survival
. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.
SECTION 10.05.    Counterparts
. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission (e.g., a “.pdf” or “.tif”) shall be effective as delivery of an original counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Second Lien Collateral Agents, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act.
SECTION 10.06.    Severability
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. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
SECTION 10.07.    Governing Law; Jurisdiction; Consent to Service of Process
.
(a)This Agreement shall be construed and interpreted in accordance with and governed by the law of the State of New York.
(b)Each party hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in the Borough of Manhattan, New York County and of the United States District Court of the Southern District of New York sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto or any Second Lien Claimholder may otherwise have to bring any action or proceeding relating to this Agreement against any party hereto or its properties in the courts of any jurisdiction.
(c)Each party hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each party hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 10.01, such service to be effective upon receipt. Nothing in this Agreement will affect the right of any party hereto or any Second Lien Claimholder to serve process in any other manner permitted by law.
SECTION 10.08.    WAIVER OF JURY TRIAL
. EACH PARTY HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN
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INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 10.09.    Headings
. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 10.10.    Conflicts
. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other Second Lien Documents, the provisions of this Agreement shall control.
SECTION 10.11.    Provisions Solely to Define Relative Rights
. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Second Lien Claimholders, the Company and the Grantors in relation to one another. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor, which are absolute and unconditional, to pay the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms. For the avoidance of doubt, nothing contained herein shall be construed to constitute a waiver or an amendment of any covenant of the Company or any other Grantor contained in any Second Lien Document, which restricts the incurrence of any indebtedness or the grant of any Lien.
SECTION 10.12.    Additional Grantors
. In the event any Subsidiary or other affiliated entity of the Company shall have granted a Lien on any of its assets which constitute Shared Collateral to secure any Second Lien Obligations, the Company shall cause such Subsidiary or other Person if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by any Subsidiary or other affiliated entity of the Company of a Grantor Joinder Agreement, any such Person shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. In the event any Person becomes the direct parent company of the Company and the new “Parent” under the applicable documents evidencing any Class, the Company shall cause such Person, if not already a party hereto, to become a party hereto as a “Grantor”. Upon the execution and delivery by such Person of a Grantor Joinder Agreement, such Person shall become a party hereto and a Grantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other party hereto. The rights and obligations of each party hereto shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement. Upon its receipt of Grantor Joinder Agreement executed by such additional Grantor, each Second Lien Collateral Agent and Second Lien Representative shall execute the Grantor Joinder Agreement evidencing its acknowledgment thereof, and shall incur no liability to any Person for such execution.
SECTION 10.13.    Specific Performance
. Each Second Lien Collateral Agent, on behalf of itself and its Related Second Lien Claimholders, may demand specific performance of this Agreement. Each Second Lien Collateral Agent, on behalf of itself and its Related Second Lien Claimholders, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense
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that might be asserted to bar the remedy of specific performance in any action which may be brought by the Second Lien Claimholders.
SECTION 10.14.    Integration
. This Agreement, together with the other Second Lien Documents, represents the agreement of each of the Grantors, the Second Lien Collateral Agents and the other Second Lien Claimholders with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, any Second Lien Collateral Agent or any other Second Lien Claimholder relative to the subject matter hereof not expressly set forth or referred to herein or in the other Second Lien Documents.

[Signature Pages Follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative
By:    /s/ R. Douglas Milner
Name:    R. Douglas Milner
Title:    Senior Vice President

    [Signature Page to Intercreditor Agreement]

REGIONS BANK,
as Additional Initial Second Lien Collateral Agent and Additional Initial Second Lien Representative
By:    /s/ R. Douglas Milner
Name:    R. Douglas Milner
Title:    Senior Vice President

    [Signature Page to Intercreditor Agreement]

SUMMIT MIDSTREAM PARTNERS, LP
By: Summit Midstream GP, LLC, its general partner
By:    /s/ William J. Mault
Name: William J. Mault
Title:    Executive Vice President and Chief Financial Officer

SUMMIT MIDSTREAM HOLDINGS, LLC

By:    /s/ William J. Mault
Name: William J. Mault
Title:    Executive Vice President and Chief Financial Officer

SUMMIT MIDSTREAM FINANCE CORP.

By:    /s/ William J. Mault
Name: William J. Mault
Title:    Executive Vice President and Chief Financial Officer

DFW MIDSTREAM SERVICES LLC
GRAND RIVER GATHERING, LLC
RED ROCK GATHERING COMPANY, LLC
POLAR MIDSTREAM, LLC
EPPING TRANSMISSION COMPANY, LLC
SUMMIT MIDSTREAM MARKETING, LLC
MEADOWLARK MIDSTREAM COMPANY, LLC
SUMMIT MIDSTREAM UTICA, LLC
MOUNTAINEER MIDSTREAM COMPANY, LLC
SUMMIT MIDSTREAM NIOBRARA, LLC
SUMMIT MIDSTREAM PERMIAN II, LLC

By:    /s/ William J. Mault
Name: William J. Mault
Title:    Executive Vice President and Chief Financial Officer

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SUMMIT MIDSTREAM OPCO, LP
By:    SUMMIT MIDSTREAM MARKETING, LLC,
its general partner
    By:    /s/ William J. Mault
    Name: William J. Mault
    Title:    Executive Vice President and Chief Financial Officer
    [Signature Page to Intercreditor Agreement]

EXHIBIT I
[FORM OF] SECOND LIEN JOINDER AGREEMENT NO. [           ] dated as of [             ], 20[  ] (this “Joinder Agreement”) to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of November 14, 2022 (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) REGIONS BANK, in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party thereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    [The Company][THE SPECIFIED SUBSIDIARY GUARANTORS] propose to issue or incur Other Second Lien Obligations under [describe new facility] and the Person identified in the signature pages hereto as the “Additional Second Lien Collateral Agent” (the “Additional Second Lien Collateral Agent”) and the “Additional Second Lien Representative” (the “Additional Second Lien Representative”) will serve as the collateral agent, collateral trustee or a similar representative for the Other Second Lien Claimholders under such facility. The Other Second Lien Obligations are being designated as such by the Company in accordance with Article IX of the Intercreditor Agreement.
C.    The Additional Second Lien Collateral Agent and Additional Second Lien Representative wish to become party to the Intercreditor Agreement and to acquire and undertake, for itself and on behalf of the Other Second Lien Claimholders, the rights and obligations of an “Additional Second Lien Collateral Agent” and “Additional Second Lien Representative”, respectively, thereunder. The Additional Second Lien Collateral Agent and Additional Second Lien Representative are entering into this Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become an Additional Second Lien Collateral Agent and Additional Second Lien Representative thereunder.
Accordingly, the Additional Second Lien Collateral Agent, Additional Second Lien Representative and the Company agree as follows, for the benefit of the Additional Second Lien Collateral Agent, the Additional Second Lien Representative, the Company and each other party to the Intercreditor Agreement:
SECTION 1. Accession to the Intercreditor Agreement. The Additional Second Lien Collateral Agent and Additional Second Lien Representative each (a) hereby accedes and becomes a party to the Intercreditor Agreement as an Additional Second Lien Collateral Agent and Additional Second Lien Representative, respectively, for the Other Second Lien Claimholders from time to time in respect of the Other Second Lien Obligations, (b) agrees, for itself and on behalf of the Other Second Lien Claimholders from time to time in respect of the Other Second Lien Obligations, to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of an Additional Second Lien Collateral Agent or Additional Second Lien Representative, as applicable, under the Intercreditor Agreement.
SECTION 2. Counterparts. This Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Joinder Agreement shall become effective when each Second Lien
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Collateral Agent and Second Lien Representative shall have received a counterpart of this Joinder Agreement that bears the signature of the Additional Second Lien Collateral Agent and Additional Second Lien Representative. Delivery of an executed signature page to this Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Joinder Agreement.
SECTION 3. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 4. Governing Law. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 5. Severability. If any provision of this Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 5, if and to the extent that the enforceability of any provision in this Joinder Agreement shall be limited by Debtor Relief Laws (as defined in the Initial 2021 Indenture), then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 6. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement. All communications and notices hereunder to the Additional Second Lien Collateral Agent or Additional Second Lien Representative shall be given to it at the address set forth under its signature hereto, which information supplements Section 10.01 of the Intercreditor Agreement.
SECTION 7. Expense Reimbursement. The Company agrees to reimburse each Second Lien Collateral Agent and Second Lien Representative for its reasonable and documented out-of-pocket expenses in connection with this Joinder Agreement, including the reasonable and documented fees, other charges and disbursements of counsel for each Second Lien Collateral Agent and Second Lien Representative, in each case in accordance with the applicable Second Lien Documents.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the Additional Second Lien Collateral Agent, the Additional Second Lien Representative and the Company have duly executed this Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL SECOND LIEN COLLATERAL AGENT], as ADDITIONAL COLLATERAL SECOND LIEN AGENT for the ADDITIONAL SECOND LIEN CLAIMHOLDERS
By:    ____________________________
Name:
Title:

Address for notices:

attention of:

Telecopy:
[NAME OF ADDITIONAL SECOND LIEN REPRESENTATIVE], as ADDITIONAL SECOND LIEN REPRESENTATIVE for the ADDITIONAL SECOND LIEN CLAIMHOLDERS
By:    ____________________________
Name:
Title:

Address for notices:

attention of:

Telecopy:

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SUMMIT MIDSTREAM HOLDINGS, LLC, as Issuer

By:    ____________________________
Name:
Title:

SUMMIT MIDSTREAM FINANCE CORP., as Issuer

By:    ____________________________
Name:
Title:

SUMMIT MIDSTREAM PARTNERS, LP, as Parent

By:    ____________________________
Name:
Title:

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Acknowledged by:
REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative
By:
Name:
Title:
REGIONS BANK,
as Additional Initial Second Lien Collateral Agent
By:
Name:
Title:
REGIONS BANK,
as Additional Initial Second Lien Representative
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN COLLATERAL AGENT], as an Additional
Second Lien Collateral Agent
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN REPRESENTATIVE], as an Additional
Second Lien Representative
By:
Name:
Title:

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EXHIBIT II
[FORM OF] GRANTOR JOINDER AGREEMENT NO. [           ] dated as of [            ], 20[  ] (this “Grantor Joinder Agreement”) to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of November 14, 2022 (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) REGIONS BANK, in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
A.    Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
B.    [ ], a [Subsidiary][Affiliate] of [SPECIFY THE COMPANY OR OTHER GRANTOR] (the “Additional Grantor”), has granted a Lien on all or a portion of its assets to secure Second Lien Obligations and such Additional Grantor is not a party to the Intercreditor Agreement.
C.    The Additional Grantor wishes to become a party to the Intercreditor Agreement and to acquire and undertake the rights and obligations of a Grantor thereunder. The Additional Grantor is entering into this Grantor Joinder Agreement in accordance with the provisions of the Intercreditor Agreement in order to become a Grantor thereunder.
Accordingly, the Additional Grantor agrees as follows, for the benefit of the Second Lien Collateral Agents, Second Lien Representatives, the Company and each other party to the Intercreditor Agreement:
SECTION 1. Accession to the Intercreditor Agreement. In accordance with Section 10.12 of the Intercreditor Agreement, the Additional Grantor (a) hereby accedes and becomes a party to the Intercreditor Agreement as a Grantor with the same force and effect as if originally named therein as a Grantor, (b) agrees to all the terms and provisions of the Intercreditor Agreement and (c) shall have all the rights and obligations of a Grantor under the Intercreditor Agreement.
SECTION 2. Representations, Warranties and Acknowledgement of the Additional Grantor. The Additional Grantor represents and warrants to each Second Lien Collateral Agent and each Second Lien Representative, for the benefit of each Second Lien Claimholder that this Grantor Joinder Agreement has been duly authorized, executed and delivered by such Additional Grantor and constitutes the legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 3. Counterparts. This Grantor Joinder Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Grantor Joinder Agreement shall become effective when each Second Lien Collateral Agent and Second Lien Representative shall have received a counterpart of this Grantor Joinder Agreement that bears the signature of the Additional Grantor. Delivery of an executed signature page to this Grantor Joinder Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Grantor Joinder Agreement.
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SECTION 4. Benefit of Agreement. The agreements set forth herein or undertaken pursuant hereto are for the benefit of, and may be enforced by, any party to the Intercreditor Agreement.
SECTION 5. Governing Law. THIS GRANTOR JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 6. Severability. If any provision of this Grantor Joinder Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Grantor Joinder Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 6, if and to the extent that the enforceability of any provision in this Grantor Joinder Agreement shall be limited by Debtor Relief Laws (as defined in the 2021 Indenture), then such provisions shall be deemed to be in effect only to the extent not so limited.
SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 10.01 of the Intercreditor Agreement.
SECTION 8. Expense Reimbursement. The Additional Grantor agrees to reimburse each Second Lien Collateral Agent and Second Lien Representative for its reasonable and documented out-of-pocket expenses in connection with this Grantor Joinder Agreement, including the reasonable and documented fees, other charges and disbursements of counsel for each Second Lien Collateral Agent and Second Lien Representative, in each case in accordance with the applicable Second Lien Documents.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the Additional Grantor has duly executed this Grantor Joinder Agreement to the Intercreditor Agreement as of the day and year first above written.

[NAME OF ADDITIONAL GRANTOR]
By:    ____________________________
Name:
Title:

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Acknowledged by:

SUMMIT MIDSTREAM HOLDINGS, LLC,
as an Issuer

By:
Name:
Title:
SUMMIT MIDSTREAM FINANCE CORP.,
as an Issuer

By:
Name:
Title:
SUMMIT MIDSTREAM PARTNERS, LP,
as a Grantor

By:
Name:
Title:
REGIONS BANK,
as 2021 Indenture Collateral Agent and 2021 Indenture Representative

By:
Name:
Title:
By:
Name:
Title:
REGIONS BANK,
as Additional Initial Second Lien Collateral Agent
By:
Name:
Title:
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REGIONS BANK,
as Additional Initial Second Lien Representative
By:
Name:
Title:
[EACH OTHER ADDITIONAL
SECOND LIEN COLLATERAL AGENT], as an Additional
Second Lien Collateral Agent
By:
Name:
Title:

[EACH OTHER ADDITIONAL
SECOND LIEN REPRESENTATIVE], as an Additional
Second Lien Representative
By:
Name:
Title:

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EXHIBIT III

[FORM OF] DEBT DESIGNATION NO. [__] (this “Designation”) dated as of [    ], 20[ ] with respect to the SECOND LIEN PARI PASSU INTERCREDITOR AGREEMENT dated as of November 14, 2022 (the “Intercreditor Agreement”), by and among (a) SUMMIT MIDSTREAM HOLDINGS, LLC, a Delaware limited liability company (the “Company”), (b) SUMMIT MIDSTREAM FINANCE CORP., a Delaware corporation (“Finance Corp.” and together with the Company, the “Issuers”), (c) the other Grantors party hereto, (d) REGIONS BANK, in its capacity as the Initial Second Lien Representative and the Initial Second Lien Collateral Agent for the 2021 Indenture Claimholders (in such capacity, the “Initial Second Lien Collateral Agent”), (e) REGIONS BANK, in its capacity as an Additional Initial Second Lien Representative and Additional Initial Second Lien Collateral Agent, and (f) each other Additional Second Lien Representative and Additional Second Lien Collateral Agent from time to time party hereto.
Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.
This Designation is being executed and delivered in order to designate Additional Second Lien Indebtedness (as defined in the 2021 Indenture) entitled to the benefit of and subject to the terms of the Intercreditor Agreement.
The undersigned, the duly appointed [specify title of Authorized Officer] of the Company hereby certifies on behalf of the Company that:
1.[Insert name of the Company or other Grantor] intends to incur indebtedness (the “Designated Obligations”) in the initial aggregate principal amount or commitments for the aggregate principal amount of [        ] pursuant to the following agreement: [describe credit/loan agreement, indenture or other agreement giving rise to Additional Second Lien Indebtedness] (the “Designated Agreement”) which will be Other Second Lien Obligations.

2.The incurrence of the Designated Obligations is permitted by each applicable Second Lien Document.

3.Conform the following as applicable; Pursuant to and for the purposes of the Intercreditor Agreement, (i) the Designated Agreement is hereby designated as an “Other Second Lien Document”[,][(ii) the Designated Agreement constitutes a “Replacement 2021 Indenture”] and (iii) the Designated Obligations are hereby designated as “Other Second Lien Obligations”.

4.a. The name and address of the Additional Second Lien Representative for such Designated Obligations is:

[Insert name and all capacities; Address]
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Telephone:    _____________________
Fax:    _____________________
Email    _____________________

b. The name and address of the Additional Second Lien Collateral Agent for such Designated Obligations is:
[Insert name and all capacities; Address]
Telephone:    _____________________
Fax:    _____________________
Email:    _____________________

5.Attached hereto are true and complete copies of each of the Second Lien Documents relating to such Other Second Lien Obligations.

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IN WITNESS WHEREOF, the Company has caused this Designation to be duly executed by the undersigned Authorized Officer as of the day and year first above written.

SUMMIT MIDSTREAM HOLDINGS, LLC

By:
    Name:
    Title

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